SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

July 19, 2013

Date of Report (Date of Earliest Event Reported)

Iron Eagle Group, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	0-22965	27-1922514
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

61 West 62nd Street, Suite 23F
New York, New York	10023
(Address of principal executive offices)	(Zip Code)

(888) 481-4445

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers

On July 19, 2013, Edward English, the Chief Executive Officer of the registrant, resigned from all positions held with the registrant.

On July 19, 2013, Jason Shapiro, the Chief Financial Officer of the registrant, resigned from all positions held with the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Iron Eagle Group, Inc.

By:      /s/ Joseph Antonini

            Joseph Antonini

            Chairman of the Board

Dated:  July 29, 2013